EXHIBIT 10.1(c)
                                                              FORM 10-Q
                                            QUARTER ENDED JUNE 30, 1999


                   THIRD AMENDMENT TO CREDIT AGREEMENT

          THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of
April 20, 1999, amends and supplements the Credit Agreement dated as of September 24, 1997, as amended by the First Amendment to Credit Agreement dated as of July 21, 1998 and the Second Amendment to Credit Agreement dated as of September 30, 1998 (as so amended, the "Credit Agreement"), among BUCYRUS INTERNATIONAL, INC., a Delaware corporation (the "Company"), the financial institutions party thereto (the "Banks"), THE BANK OF NOVA SCOTIA, as documentation agent, and BANK ONE, WISCONSIN, as agent for the Banks and as letter of credit issuing bank.

                               RECITALS

          The Company, the Banks, the Documentation Agent and the
Agent desire to amend the Credit Agreement as set forth below.

                              AGREEMENTS

          In consideration of the promises and agreements set forth in the Credit Agreement, as amended hereby, the parties agree as follows:

          1. Definitions and References. Capitalized terms not defined herein have the meanings ascribed to them in the Credit Agreement. Upon the execution and delivery of this Third Amendment by all of the parties hereto and fulfillment of the conditions specified in section 3, all references to the Credit Agreement set forth in the Loan Documents shall mean the Credit Agreement as amended by this Third Amendment to Credit Agreement.

          2.   Amendments.

               (a) The following defined terms are inserted, in appropriate alphabetical order, into section 1 of the Credit Agreement:

                   "BCA" means Bucyrus Canada Acquisition, Ltd., a corporation organized under the laws of the Province of Alberta and Wholly-Owned Subsidiary of Bucyrus Canada.

                   "Bucyrus Canada" means Bucyrus Canada Limited, a corporation organized under the laws of the Province of Ontario and a Wholly-Owned Subsidiary of the Company.

                   "Canadian Acquisition" means the purchase by BCA of certain assets of Bennett & Emmott (1986) Ltd. pursuant to the terms of the Asset Purchase Agreement dated as of March 31, 1999 between BCA and Bennett & Emmott (1986) Ltd. and the purchase of certain real estate pursuant to the Real Estate Sale Agreement dated as of March 31, 1999 between BCA and Winfield Power Company Limited (collectively, the "Canadian Purchase Agreement").

               (b)  The defined term "Revolving Termination Date" in
Section 1 of the Credit Agreement is amended by deleting the date
"September 24, 2000" in clause (a) and replacing it with the date
"May 31, 2002".

               (c) Section 8.03 of the Credit Agreement is amended by deleting the word "and" at the end of subsection (b) and inserting the following immediately before the period at the end of subsection
(c):

     and

                   (d)    BCA may merge into Bucyrus Canada (with
     Bucyrus Canada being the surviving corporation) immediately following the consummation of the Canadian Acquisition

               (d) Section 8.04 of the Credit Agreement is amended by deleting the word "and" at the end of subsection (g) and inserting the following immediately before the period at the end of subsection
(h):

     and

                   (i) the Canadian Acquisition pursuant to the Canadian Purchase Agreement

               (e) Section 8.08 of the Credit Agreement is amended by deleting the word "and" at the end of subsection (d) and inserting the following immediately before the period at the end of subsection
(e):

     and

                   (f)    Guaranty Obligations incurred by the
     Company with respect to the Indebtedness of Bucyrus Canada, provided that the aggregate amount of such Guaranty Obligations shall not exceed $1,500,000 at any time

               (g) Subsections 8.16(a), (b) and (c) of the Credit Agreement are amended to read as follows:

          (a) Adjusted Funded Debt to EBITDA Ratio. The Company shall not permit the Adjusted Funded Debt to EBITDA Ratio, as of the end of any fiscal quarter, to exceed the applicable ratio set forth in the following table:

               Fiscal Quarters
               Ending During                 Ratio
                  1998                       6.3:1.0
                  1999                       6.0:1.0
                  2000                       5.7:1.0
                  2001                       5.4:1.0
                  2002 and thereafter        5.1:1.0

          (b) Fixed Charge Coverage Ratio. The Company shall not permit the Fixed Charge Coverage Ratio, as of the end of any fiscal quarter, to be less than the applicable ratio set forth in the following table:

               Fiscal Quarters
               Ending During                 Ratio

                  1998                       1.4:1.0
                  1999                       1.5:1.0
                  2000                       1.6:1.0
                  2001                       1.7:1.0
                  2002 and thereafter        1.8:1.0

          (c) Interest Coverage Ratio. The Company shall not permit the Interest Coverage Ratio, as of the end of any fiscal quarter, to be less than the applicable ratio set forth in the following table:

               Fiscal Quarters
               Ending During                 Ratio

                  1998                       1.6:1.0
                  1999                       1.7:1.0
                  2000                       1.8:1.0
                  2001                       1.9:1.0
                  2002 and thereafter        2.0:1.0

          3. Conditions to Effectiveness. This Third Amendment shall be effective upon its execution and delivery by each of the parties hereto and receipt by the Agent of:

               (a) a copy for each Bank, certified to be true and complete by the Secretary of the Company, of the Canadian Purchase Agreement (including all exhibits and schedules thereto) and other operative documents relating to the Canadian Acquisition; and

               (b)  a fee of $75,000.

          4. Allocation of Fee. The Agent shall forward to each Bank its Pro Rata Share of the fee referred to in section 3(b).

          5. Representations and Warranties. The Company represents and warrants to the Agent and each Bank that:

               (a) The representations and warranties set forth in Sections 6.02, 6.03 and 6.04 of the Credit Agreement are true and correct in all material respects after giving effect to this Third Amendment; and

               (b) No Default or Event of Default exists as of the date of this Third Amendment.

          6. Costs and Expenses. The Company agrees to pay all costs and expenses (including reasonable attorneys' fees) paid or incurred by the Agent in connection with this Third Amendment.

          7. Full Force and Effect. The Credit Agreement, as amended hereby, remains in full force and effect.

                              BUCYRUS INTERNATIONAL, INC.

                              BY   /s/ John F. Bosbous
                                 Title: Treasurer

                              BANK ONE, WISCONSIN, as Agent,
                              Issuing Bank and a Bank

                              BY   /s/ Mark P. Bruss
                                 Title: Vice President

                              THE BANK OF NOVA SCOTIA, as
                              Documentation Agent and a Bank

                              BY   /s/ M.D. Smith
                                 Title: Agent Operations

                              FIRSTAR BANK MILWAUKEE, N.A.

                              BY   /s/ Jeff Janza
                                 Title: Vice President

                              FLEET CAPITAL CORPORATION

                              BY   /s/ Audrey A. Pengelly
                                 Title: Senior Vice President

                              LASALLE NATIONAL BANK

                              BY   /s/ James A. Meyer
                                 Title: First Vice President

                              BANK OF SCOTLAND

                              BY   /s/ Annie Chin Tat
                                 Title: Senior Vice President